Exhibit 10.5

EXECUTION

EXHIBIT B

FORM OF PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of March 1, 2005, made among MCEI, LLC, a Delaware limited liability company (“MCEI”), MCEV, LLC, a Delaware limited liability company (“MCEV”), MERISEL, INC., a Delaware corporation (“Merisel”), MERISEL AMERICAS, INC., a Delaware corporation (“Merisel Americas”; each of MCEI, MCEV, Merisel and Merisel Americas, a “Pledgor”, collectively, the “Pledgors”) and AMALGAMATED BANK, a New York banking corporation (the “Lender”), parties to the Credit Agreement referred to below.

RECITALS

Pursuant to the Credit Agreement, dated as of March 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MCEI and MCEV, as borrowers (each, a “Borrower” and, collectively, the “Borrowers”), Merisel, Merisel Americas and MC24, LLC, a Delaware limited liability company, as corporate guarantors and the Lender, the Lender has agreed to make loans to the Borrowers upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Notes issued by the Borrowers thereunder. It is a condition precedent to the obligation of the Lender to make loans to the Borrowers under the Credit Agreement that each Pledgor shall have executed and delivered this Pledge Agreement to the Lender.

NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make loans to the Borrowers under the Credit Agreement, each Pledgor hereby agrees with the Lender, as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) The following terms shall have the following meanings:

“Additional Pledged LLC Interest” shall have the meaning provided in any supplement to this Pledge Agreement delivered pursuant to Section 5(e) hereof.

“Additional Pledged Stock” shall have the meaning provided in any supplement to this Pledge Agreement delivered pursuant to Section 5(e) hereof.

“Code” means the Uniform Commercial Code from time to time in effect in the State of New York.

“Collateral Account” means any account established to hold money Proceeds, maintained under the sole dominion and control of the Lender, subject to withdrawal by the Lender only as provided in Section 8.

“Hedge Agreement” means, as to any Person, any swap, cap, collar or similar arrangement entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Issuer” means each of the entities identified on Schedule I as an issuer of Pledged Stock and Pledged LLC Interests.

“Limited Liability Company” means any Issuer identified as a limited liability company on Part B of Schedule I hereto or in a supplement hereto.

“Limited Liability Company Agreement” means as to any Limited Liability Company, its certificate of formation and operating agreement or other Governing Documents, as each may be amended, supplemented or otherwise modified from time to time.

“LLC Interest” means any Limited Liability Company membership interest or economic interest.

“Pledge Agreement” means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

“Pledged Collateral” means the Pledged Stock, the Pledged LLC Interests and all Proceeds.

“Pledged LLC Interest” means any and all of Pledgor’s interests, including units of membership interest, in the Limited Liability Companies as set forth in Schedule I attached hereto and any Additional Pledged LLC Interest at any time pledged pursuant to Section 5(e), including, without limitation, all its rights to participate in the operation or management of the Limited Liability Companies and all its rights to properties, assets, member interests and distributions (except as otherwise provided herein) under the Limited Liability Company Agreements in respect of such member interests.

“Pledged Stock” means the shares of capital stock listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by any of the Issuers to the Pledgors in respect of the Pledged Stock while this Pledge Agreement is in effect, together with any Additional Pledged Stock at any time pledged pursuant to Section 5(e).

“Proceeds” means all “proceeds” as such term is defined in Section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends, distributions or other income from the Pledged Stock, Pledged LLC Interests, or collections thereon with respect thereto.

“Secured Obligations” is the collective reference to (a) the Obligations and (b) all Guarantee Obligations made by any Pledgor to the Lender in connection with the MC24 Obligations.

“Securities Act” means the Securities Act of 1933, as amended.

(c) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section, Schedule, Annex, and Exhibit references are to this Pledge Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Pledge; Grant of Security Interest. Each Pledgor hereby delivers, pledges, assigns, and transfers, as appropriate, to the Lender all the Pledged Collateral and hereby grants to the Lender a first security interest in the Pledged Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

3. Transfer Powers. Concurrently with the delivery to the Lender of each certificate representing one or more shares of the Pledged Stock or any Pledged LLC Interest which is certificated, each Pledgor shall deliver an undated stock power or transfer power covering such certificate, duly executed in blank with, if the Lender so requests, signature guaranteed.

4. Representations and Warranties. Each Pledgor represents and warrants that:

(a) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of all classes of the Capital Stock of the Issuers and are represented by the certificates listed thereon;

(b) the Pledged LLC Interests listed on Part B of Schedule I constitute all the issued and outstanding LLC Interests of all classes of the Issuers and are represented by the certificates listed thereon, if such Pledged LLC Interests are certificated;

(c) all the shares of the Pledged Stock and the Pledged LLC Interests have been duly and validly issued and are fully paid and nonassessable;

(d) such Pledgor is the record and beneficial owner of, and has title to, the Pledged Stock or the Pledged LLC Interests, as applicable, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

(e) upon delivery to the Lender of the stock certificates evidencing the Pledged Stock or the certificates evidencing the Pledged LLC Interests, if any, (and assuming the continuing possession by the Lender of such certificate in accordance with the requirements of applicable law), the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Pledged Collateral in favor of the Lender, enforceable as such against all creditors of the Pledgors and any Persons purporting to purchase any Pledged Collateral from the Pledgors;

(f) Upon the filing of UCC-1 financing statements in the jurisdictions referenced on Schedule 6.16 of the Credit Agreement, the Liens granted pursuant to this Pledge Agreement on the Pledged LLC Interests which are not certificated shall constitute perfected first priority Liens on the Pledged LLC Interests which are not certificated in favor of the Lender, enforceable as such against all creditors of the Pledgors and any Persons purporting to purchase any Pledged Collateral from the Pledgors.

(g) None of the Pledged LLC Interests (i) are dealt in or traded on securities exchanges or in securities markets, (ii) are by their terms expressly subject to Article 8 of the Uniform Commercial Code of any jurisdiction, (iii) constitute an investment company security or (iv) are held in a securities account (in each case within the meaning of Section 8-103(c) of the Uniform Commercial Code of any jurisdiction; and

(h) All consents of each member in each Limited Liability Company to the grant of the security interests provided hereby and to the transfer of the Pledged LLC Interests to the Lender or its designee pursuant to the exercise of any remedies under Section 8 hereof have been obtained and are in full force and effect.

5. Covenants. Each Pledgor covenants and agrees with the Lender that, from and after the date of this Pledge Agreement until the Secured Obligations are paid in full and the Commitments have been terminated:

(a) If any Pledgor shall, as a result of its ownership of the Pledged Collateral, become entitled to receive or shall receive any stock certificate or membership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution for, as a conversion of, or in exchange for any shares of the Pledged Collateral, or otherwise in respect thereof, each Pledgor shall accept the same as the Lender’s agent, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly indorsed by such Pledgor to the Lender, if required, together with an undated stock power or transfer power, as applicable, covering such certificate duly executed in blank and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Collateral upon the liquidation or dissolution of any of the Issuers shall be paid over to the Lender as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Collateral or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any of the Issuers or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender and the Issuer, subject to the terms hereof, as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Collateral shall be received by any Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender segregated from other funds of such Pledgor, as additional collateral security for the Secured Obligations.

(b) Without the prior written consent of the Lender, no Pledgor will (i) vote to enable, or take any other action to permit, any of the Issuers to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any of the Issuers, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement, or (iv) enter into any agreement or undertaking restricting the right or ability of any Pledgor or the Lender to sell, assign or transfer any of the Pledged Collateral.

(c) Except to the extent the Lender fails to maintain possession of the Pledged Collateral, each Pledgor shall maintain the security interest created by this Pledge Agreement as a first, perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Pledgors, each Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Pledged Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Pledged Collateral pursuant to this Pledge Agreement.

(d) Each Pledgor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

(e) Pursuant to Section 8.11 of the Credit Agreement, if any Pledgor shall at any time acquire any shares of Capital Stock of any Subsidiary which is not an Issuer hereunder, such Pledgor shall (i) immediately deliver such shares of Capital Stock, and all stock certificates or membership certificates evidencing the same, to the Lender to be held as additional collateral security for the Secured Obligations hereunder, (ii) promptly deliver to the Lender a supplement to this Pledge Agreement, substantially in the form of Exhibit A to this Pledge Agreement, duly completed, adding such shares of Capital Stock to Schedule I hereto, and (iii) promptly cause such Subsidiary to execute and deliver an acknowledgment and consent substantially in the form appended as Annex I to Exhibit A to this Pledge Agreement.

(f) No Pledgor will, unless it shall give 30 days’ written notice to such effect to the Lender and shall have provided all information or taken any actions required by the Lender to make any filing under the Uniform Commercial Code in effect in any affected jurisdiction as the Lender may reasonably request to maintain the perfected security interest granted pursuant to this Pledge Agreement, (i) change the location of its chief executive office or principal place of business from that specified in Section 4(e) of the Security Agreement or remove its books and records from such location or (ii) change its name, identity or structure to such an extent that any financing statement filed by it with respect to Pledgor in connection with this Pledge Agreement would become seriously misleading.

6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Lender shall have given notice to the Pledgors of the Lender’s intent to exercise its corresponding rights pursuant to Section 7 below, each Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuers and consistent with past practice, to the extent permitted in the Credit Agreement, in respect of the Pledged Collateral and to exercise all voting, corporate (with respect to stock), and member (with respect to LLC interests) rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast or corporate or member right exercised or other action taken which would impair the Pledged Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, this Pledge Agreement or the other Loan Documents.

7. Rights of the Lender.

(a) All money Proceeds to the extent received by the Lender hereunder shall be held by the Lender in a Collateral Account. All Proceeds while held by the Lender in a Collateral Account (or by the Pledgors in trust for the Lender) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

(b) If an Event of Default shall occur and be continuing and the Lender shall give notice of its intent to exercise such rights to Pledgor: (i) the Lender shall have the right to receive any and all cash dividends or other cash distributions paid in respect of the Pledged Collateral and make application thereof to the Secured Obligations pursuant to Section 8(b) of the Security Agreement, and (ii)

at the request of the Lender, all shares of the Pledged Stock and all Pledged LLC Interests shall be registered in the name of the Lender or its nominee, provided such nominee is an “Accredited Investor” as such term is defined in Regulation D of the Securities Act, and the Lender or its nominee may thereafter exercise (A) all voting, corporate or other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any of the Issuers or otherwise (B) all members rights, powers and privileges with respect to the Pledged LLC Interests to the same extent as a member under the applicable Limited Liability Company Agreement; and (C) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or company structure of any of the Issuers, or upon the exercise by Pledgor or the Lender of any right, privilege or option pertaining to such shares or interests of the Pledged Collateral, and in connection therewith, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against any of the Issuers or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Pledged Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Pledged Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Pledged Collateral or any part thereof.

8. Remedies.

(a) If an Event of Default shall have occurred and be continuing, at any time at the Lender’s election, the Lender may apply all or any part of the Proceeds held in any Collateral Account in payment of the Secured Obligations in pursuant to Section 8(b) of the Security Agreement.

(b) If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor, the Issuers or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, to the extent required by the Code and the standards of commercial reasonableness, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Pledged Collateral or in any way relating to the Pledged Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, pursuant to Section 8(b) of the Security Agreement, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Lender account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder. If any notice of a proposed sale or other disposition of Pledged Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

9. Private Sales.

(a) Each Pledgor recognizes that the Lender may be compelled to resort to one or more private sales of any or all of the Pledged Collateral to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Issuers to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuers would agree to do so.

(b) Each Pledgor further agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock pursuant to this Pledge Agreement valid and binding and in compliance with any and all other applicable Requirements of Law. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lender, that the Lender have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against each Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

10. Irrevocable Authorization and Instruction to Issuers. Each Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Lender in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from any Pledgor, and each Pledgor agrees that each Issuer shall be fully protected in so complying.

11. Lender’s Appointment as Attorney-in-Fact.

(a) Each Pledgor hereby irrevocably constitutes and appoints the Lender and any officer or agent of the Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Pledgor and in the name of each Pledgor or in the Lender’s own name, from time to time in the Lender’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement, including, without limitation, endorsements, assignments or other instruments of transfer.

(b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a). All powers, authorizations and agencies contained in this Pledge Agreement are coupled with an interest and are irrevocable until this Pledge Agreement is terminated and the security interest created hereby is released. The Lender agrees that it will not exercise any rights under the power of attorney provided for in this Section unless an Event of Default has occurred and is continuing.

12. Limitation on Duties Regarding Pledged Collateral. The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account, except that the Lender shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Lender or any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Pledged Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Pledged Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Pledged Collateral or any part thereof.

13. Financing Statements. Pursuant to Section 9-502 of the Code, each Pledgor hereby authorizes the Lender to file financing statements with respect to the Pledged Collateral without the signature of such Pledgor in such form and in such filing offices as the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Pledge Agreement. A carbon, photographic or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

14. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Pledged Collateral are irrevocable and powers coupled with an interest.

15. Notices. Notices, requests and demands to or upon the Lender or the Pledgors hereunder shall be effected in the manner set forth in Section 11.2 of the Credit Agreement.

16. Rights and Responsibilities of Lender. Each Pledgor acknowledges that the rights and responsibilities of the Lender under this Pledge Agreement with respect to any action taken by the Lender or the exercise or non-exercise by the Lender of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, and neither the Pledgors nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such rights and responsibilities.

17. Termination. Upon final payment and performance in full in cash of all of the Obligations, this Pledge Agreement shall terminate (except as to any specifically agreed upon provisions that shall survive the termination of this Pledge Agreement) and the Lender shall, at the Pledgors’ request and expense, return such Pledged Collateral in the possession or control of the Lender as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Lender hereunder, and shall promptly execute and deliver such releases, UCC termination statements, documents or other instruments reasonably necessary to evidence the termination of this Pledge Agreement, the security interests granted herein and the Liens created hereby.

18. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

19. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

20. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 21 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

21. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Lender, provided that any provision of this Pledge Agreement may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender. This Pledge Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Lender and its successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

22. Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

23. Incorporation by Reference. The Pledgors agree to be bound by the terms of Section 11.11, 11.12, 11.13 and 11.14 of the Credit Agreement, which are hereby incorporated by reference.

[SIGNATURE PAGE FOLLOWS]

Pledge Agreement

IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

MCEI, LLC
By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

MCEV, LLC
By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

MERISEL, INC.

By:
Name:
Title:

MERISEL AMERICAS, INC.

By:
Name:
Title:

Pledge Agreement

ACKNOWLEDGMENT AND CONSENT

The undersigned, the Issuers referred to in the foregoing Pledge Agreement, hereby acknowledge receipt of a copy thereof and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agree to notify the Lender promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agree that the terms of Section 9(b) of the Pledge Agreement shall apply to them, mutatis mutandis, with respect to all actions that may be required of them under or pursuant to or arising out of Section 9 of the Pledge Agreement.

MCEI, LLC
By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

MCEV, LLC

By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

MERISEL AMERICAS, INC.

By:
Name:
Title:

Pledge Agreement

SCHEDULE I to

Pledge Agreement

A. DESCRIPTION OF PLEDGED STOCK

Name of Issuer	Class of Stock	Stock Certificate Number	Number of Shares

B. DESCRIPTION OF PLEDGED LLC INTERESTS

Name of Issuer	Class of LLC Interest	Certificate Number	Number of Interests

Pledge Agreement

EXHIBIT A to

Pledge Agreement

PLEDGE AGREEMENT SUPPLEMENT

PLEDGE AGREEMENT SUPPLEMENT, dated as of                          , 20     (this “Supplement”), made by [NAME OF PLEDGORS], a                  [corporation] [limited liability company] and [NAME OF PLEDGORS], a                  [corporation] [LLC] (each a “Pledgor”, collectively, the “Pledgors”), in favor of AMALGAMATED BANK, a New York corporation, as lender (the “Lender”).

1. Reference is hereby made to that certain Pledge Agreement, dated as of March 1, 2005, made between the Pledgors and the Lender (as amended, supplemented or otherwise modified as of the date hereof, the “Pledge Agreement”). Terms defined in the Pledge Agreement are used herein as therein defined.

2. Each Pledgor hereby confirms and reaffirms the security interest in the Pledged Collateral granted to the Lender under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations and in order to induce the Lender to make Loans under the Credit Agreement and the other Loan Documents, each Pledgor hereby delivers to the Lender all of the shares or membership interests of Capital Stock of [INSERT NAME OF NEW ISSUER], a                  [corporation] [limited liability company] (the “New Issuer”) listed in Schedule I hereto, together with all certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuer in respect of such Capital Stock while the Pledge Agreement, as supplemented hereby, is in force (the “Additional Pledged Stock”), or “Additional Pledged LLC Interests”, as applicable, and hereby grants to the Lender a first security interest in the Additional Pledged Stock and the Additional Pledged LLC Interests, as applicable, and all Proceeds thereof. From and after the date of this Supplement, as used in the Pledge Agreement as supplemented by this Supplement and for all purposes of the Pledge Agreement as so supplemented, “Pledged Stock” shall be deemed to include the Additional Pledged Stock, “Pledged LLC Interests” shall be deemed to include the Additional Pledged LLC Interests, and “Issuers” shall be deemed to include the New Issuer.

3. Each Pledgor hereby represents and warrants that the representations and warranties contained in Section 4 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the “Pledged Stock” to include the Additional Pledged Stock, with references to “Pledged LLC Interests” to include the Additional Pledged LLC Interests, with references to the “Issuers” therein to include the New Issuer, and with references to the Pledge Agreement to mean the Pledge Agreement as supplemented hereby.

4. This Supplement is supplemental to the Pledge Agreement, forms a part thereof and is subject to the terms thereof. From and after the date of this Supplement, Schedule I to the Pledge Agreement shall be deemed to include each item listed on Schedule I to this Supplement. This Supplement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

[NAME OF PLEDGOR]

By:
Name:
Title:

Pledge Agreement

SCHEDULE I to

Supplement

A. DESCRIPTION OF ADDITIONAL PLEDGED STOCK

Name of Issuer	Class of Stock	Stock Certificate Number	Number of Shares

B. DESCRIPTION OF PLEDGED LLC INTERESTS

Name of Issuer	Class of LLC Interest	Certificate Number	Number of Interests

Pledge Agreement

ANNEX I to Supplement

ACKNOWLEDGMENT AND CONSENT

The undersigned, the New Issuer referred to in the foregoing Supplement to Pledge Agreement, hereby acknowledges receipt of a copy thereof and of the Pledge Agreement referred to therein and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees to notify the Lender promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agrees that the terms of Section 9(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

[NAME OF NEW ISSUER]

By:
Name:
Title: